UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2025

Quetta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 6th Avenue, Suite 304
New York, NY 10036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1(212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	QETAU	The Nasdaq Stock Market LLC
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Maker as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth Maker ☒

If an emerging growth Maker, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the special meeting of stockholders held on January 10, 2025 (the “Special Meeting”), Quetta Acquisition Corporation (the “Company”) entered into an amendment to the investment management trust agreement dated as of January 10, 2025, with Continental Stock Transfer & Trust Company (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination on a month-to-month basis, beginning on January 10, 2025, until October 10, 2026, by depositing $60,000 for each such one-month extension into the Company’s trust Account (the “Extension Payment”). In addition, in the event that the Company fails to timely make a payment for any given month during the twenty-one (21) month period the Company elects to make an extension, the Company shall have a period of forty five (45) days to pay any applicable past due payment, which shall be calculated to be equal to the principal of the past due payment, plus any accrued but unpaid interest in the amount of three percent three percent (3%) (the “Cure Period”). If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within thirty-six (36) months from the consummation of the Company’s initial public offering.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Trust Amendment, filed hereto as Exhibit 10.1, and is incorporated by reference herein.

The Company has completed an initial payment of $60,000.00 pursuant to the Trust Amendment and such initial payment has been deposited into the Company's trust account to extend the time the Company has to complete a business combination until February 10, 2025.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting held on January 10, 2025, on the same date, the Company filed an amendment to its second amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”) with the Delaware Secretary of State (such proposal, “Extension Amendment Proposal”), to extend the date by which the Company has to consummate a business combination from January 10, 2025 until October 10, 2026 (thirty six (36) months from the consummation of the Company’s initial public offering), on a month-by-month basis, up to a total of twenty-one (21) times, by depositing $60,000 into the Company’s trust account for each such one-month extension. Any applicable excise tax and dissolution expenses shall be paid by the sponsor, Yocto Investments LLC (the “Sponsor”), and shall not be deducted from the Company’s trust account.

Please note, in the Company’s Definitive Proxy Statement, originally filed on December 23, 2024, and amended on December 26, 2024, we hereby correct a typographical error whereby we mistakenly refer to the second amended and restated certificate of incorporation attached as Exhibit 3.1, as the third amended and restated certificate of incorporation. On January 10, 2025, the Company filed the A&R Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the A&R Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 10, 2025, the Company held the Special Meeting. On December 16, 2024, the record date for the Special Meeting, there were 8,947,045 shares of common stock entitled to be voted at the Special Meeting. At the Special Meeting, 7,940,663 Shares or 88.75% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

1.	Extension Amendment Proposal

Stockholders approved the proposal to amend the Company’s A&R Certificate of Incorporation: to extend the date by which the Company has to consummate a business combination from January 10, 2025 until October 10, 2026 (thirty six (36) months from the consummation of the Company’s initial public offering), on a month-by-month basis, up to a total of twenty-one (21) times, by depositing $60,000 into the Company’s trust account for each such one-month extension. Any applicable excise tax and dissolution expenses shall be paid by the Sponsor and shall not be deducted from the Company’s trust account. The Extension Amendment Proposal must be approved by the affirmative vote of at least fifty percent (50%) of the outstanding shares entitled to vote at the Special Meeting. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS
5,942,646	1,968,115	29,902

On January 10, 2025, the Company filed the A&R Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the A&R Certificate of Incorporation is attached hereto as Exhibit 3.1.

2.	Acquisition Criteria Expansion Proposal

Stockholders approved the proposal to include any entity with its principal business operations in the geographical regions of the People’s Republic of China (“China”), the Hong Kong special administrative region, and the Macau special administrative region in the Company’s acquisition criteria in its search for a prospective target business for its business combination (such proposal, the “Acquisition Criteria Expansion Proposal”). Acquisition Criteria Expansion Proposal requires approval by affirmative vote of at least fifty percent (50%) of the outstanding shares entitled to vote at the Special Meeting. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS
6,717,960	1,192,801	29,902

3.	Trust Amendment Proposal

Stockholders approved the proposal to amend the Company’s Trust Agreement to provide that the Company may elect to extend the time by which the Company shall complete a business combination under the Trust Agreement from January 10, 2025, until October 10, 2026, on a month-by-month basis, for a total of up to twenty-one (21) times, by depositing $60,000 into the Company’s trust account for each such one-month extension. In addition, in the event that the Company fails to timely make a payment for any given month during the twenty-one (21) month period the Company elects to make an extension, the Company shall have a Cure Period to pay any applicable past due payment. If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within thirty six (36) months from the consummation of the Company’s initial public offering (such proposal, the “Trust Amendment Proposal”). The Trust Amendment Proposal must be approved by the affirmative vote of at least fifty percent (50%) of the 6,900,000 shares of common stock sold in the initial public offering. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS
3,910,501	1,968,115	29,902

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting of stockholders held by the Company on January 10, 2025, 5,199,297 shares were tendered for redemption. As a result, approximately $55,152,223.72 (approximately $10.608 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, since that date.

In connection with the shareholders’ vote at the Special Meeting, 5,199,297 ordinary shares of the Company were exercised for redemption (the “Redemption”) for a pro rata portion of the funds held in the trust account. As a result, approximately $18,040,429.76 will remain in the trust account. Following the aforementioned redemptions, the Company will have 3,747,748 ordinary shares outstanding.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
3.1	The Second Amended and Restated Certificate of Incorporation of Quetta Acquisition Corporation

10.1	Amendment to the Investment Management Trust Agreement, dated January 10, 2025, by and between Quetta Acquisition Corporation and Continental Stock Transfer & Trust Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2025	Quetta Acquisition Corporation

	By:	/s/ Hui Chen
	Name:	Hui Chen
	Title:	Chief Executive Officer

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